Going concern	12 Months Ended
Dec. 31, 2023
Texts Block [Abstract]
Going concern
2.
Going concern

These consolidated financial statements have been prepared on a going concern basis, which assumes that the Group will be able to discharge its liabilities in the ordinary course of business.

The assets of the Group exceed its liabilities by $6,468 million as at December 31, 2023 and the Group has incurred a net loss after tax of $485 million for the year ended December 31, 2023.

As at December 31, 2023, the Group has deposits with banks and financial institutions and cash and cash equivalents of $5,363 million available. Based on these factors and in consideration of the Group’s business plans, budgets and forecasts, management has a reasonable expectation that the Group has adequate resources to continue in operational existence for the foreseeable future.